Exhibit 10.60

EQUITY INTERESTS PLEDGE AGREEMENT
entered into by and among
Pledgor A
and
Pledgor B
as Pledgors,
and
Pledgee,
in its capacity as administrative agent for the benefit of the Secured Parties, as Pledgee,
with the appearance of
Subsidiary

dated as of [______]

EQUITY INTERESTS PLEDGE AGREEMENT (the “Agreement”) dated [______], entered into by and among Pledgor A (“Pledgor A”) and Pledgor B (“Pledgor B”; Pledgor B, together with Pledgor A, the “Pledgors”), as pledgors, represented herein by [_______], on behalf of Pledgor A, and [___________], on behalf of Pledgor B, and Pledgee, acting in its capacity as administrative agent for the benefit of the Secured Parties (as defined in the Credit Agreement referred to below), as pledgee (the “Pledgee”), represented herein by [_________], with the appearance of Subsidiary (the “Company”), represented herein by [__________], pursuant to the following Recitals, Representations and Clauses:

RECITALS

I.
WHEREAS, Constellation Brands, Inc., as borrower, Pledgor A, as European Borrower, the Lenders from time to time party thereto, the Pledgee, as Administrative Agent, and certain other parties, entered into that certain Second Amended and Restated Credit Agreement dated as of May 2, 2013 and effective as of June 7, 2013, the Restatement Effective Date (as defined therein) (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), that provides for the making of Loans (as defined in the Credit Agreement) for the account of either Borrower (as defined in the Credit Agreement), in the aggregate amount as contemplated therein. An executed copy of the Credit Agreement is attached hereto as Exhibit A.

II.
WHEREAS, the Borrowers have agreed to execute and deliver this Agreement to the Pledgee, acting in its capacity as administrative agent for the benefit of the Secured Parties, to create a valid and perfected security interest (prenda) and grant a first priority lien upon one hundred per cent (100%) of the aggregate outstanding equity interests of the Company.

III.
WHEREAS, it is condition subsequent to the occurrence of the Restatement Effective Date that the Pledgors shall have executed and delivered to the Pledgee this Agreement to comply with the provisions of Section 5.09 of the Credit Agreement.

IV.
WHEREAS, the Pledgors and the Company hereby acknowledge that they will obtain benefits from the occurrence of the Restatement Effective Date and, accordingly, desire to execute this Agreement in order to satisfy the condition described in the preceding recital.

V.	WHEREAS, this Agreement along with any exhibit or schedule hereto, is hereby designated as a Collateral Document under the Credit Agreement.
NOW THEREFORE, in consideration of the preceding Recitals, the parties hereby represent and agree to the following:
REPRESENTATIONS

I.
Pledgor A, as pledgor, hereby makes, through its legal representative, the repeating representations applicable to Pledgor A as such are contained in Article III of the Credit Agreement which will be deemed as transcribed herein and further represents and warrants that:

(a)it is a private limited liability company (société à responsabilité limitée) incorporated under the laws of [__________], with sufficient power and authority to enter into this Agreement and to perform its obligations hereunder;
(b)it has obtained all the internal authorizations necessary to enter into this Agreement and to perform its obligations hereunder;
(c)its representative has sufficient power and authority to enter into this Agreement on its behalf, which powers and authority have not been limited, amended or revoked as of the date hereof;
(d)it is the sole and beneficial owner of (i) an equity interest with a contribution value of MX$[_____], which represents the fixed portion of the capital of the Company, and (ii) an equity interest with a contribution value of MX$[_________], which represents the variable portion of the capital of the Company (the equity interests described in (i) and (ii) above, jointly and together with any other equity interests of the Company held by Pledgor A in the future, the “Pledgor A Equity Interests”), representing ninety nine point ninety nine per cent (99.99%) of the outstanding capital of the Company, as evidenced by a copy of the notation made in the Partners’ Registry Book of the Company, duly certified by the Secretary or an Assistant Secretary of the Company, and attached hereto as Exhibit B;
(e)it has agreed to enter into this Agreement that grants in favor of the Pledgee, acting in its capacity as administrative agent for the benefit of the Secured Parties, a first priority security interest (prenda) as provided herein, upon the Pledgor A Equity Interests and any corporate and economic rights therein represented, so that the Pledgor A Equity Interests pledged pursuant to the terms hereof along with the Pledgor B Equity Interest (as defined below), collectively represent one hundred per cent (100%) of the aggregate outstanding equity interests of the Company, pursuant to the provisions of Section III of article 334 of the General Law of Negotiable Instruments and Credit Transactions (Ley General de Títulos y Operaciones de Crédito, the “Negotiable Instruments Law”), to secure the due and punctual payment and performance in full of the Secured Obligations (as such term is herein defined);
(f)the Pledgor A Equity Interests and the corporate and economic rights therein represented, are free and clear of any lien, option or any other encumbrance, or any third party right, of any nature whatsoever, including preemptive rights or rights of first refusal (except for the pledge created pursuant to this Agreement and for the statutory rights of the Company's partners), and the Pledgor A Equity Interests have been validly issued and are fully paid;
(g)this Agreement and the security interest created hereunder, are legal, valid and binding obligations of Pledgor A, enforceable against it in accordance with their terms, and constitute a first priority pledge in favor of the Pledgee, acting in its capacity as administrative agent for the benefit of the Secured Parties, validly created in respect of the Pledgor A Equity Interests, except as it may be limited by insolvency, bankruptcy, liquidation, reorganization or any similar legislation affecting the rights of creditors generally;
(h)it does not require the consent or authorization of any third party individual or entity or any governmental authority, to enter into this Agreement and to perform its obligations hereunder;

(i)the execution and performance of this Agreement does not contravene any legal, administrative or contractual obligation, applicable or enforceable against Pledgor A, or the bylaws and/or constitutive documents of Pledgor A;
(j)it is solvent and it has not initiated, nor does it have knowledge of the initiation of any insolvency, bankruptcy, liquidation, reorganization or any similar proceeding against it;
(k)it has no intention to initiate any proceedings, nor have any proceedings been initiated or, to its knowledge, are threatened, before any court of law, governmental authority or tribunal, of any nature (whether Mexican or not), which could have a material adverse effect on the financial condition, business or assets of Pledgor A or the Company, or which in any way may materially and adversely affect any of Pledgor A’s rights over the Pledgor A Equity Interests pledged hereunder or the validity or enforceability of this Agreement;
(l)it is in full compliance with all of its material obligations related to or arising from the Pledgor A Equity Interests, including without limitation, tax related obligations, and
(m)by the execution of this Agreement Pledgor A expressly recognizes the existence of the Secured Parties and the Pledgee.

II.	Pledgor B, as pledgor, hereby represents and warrants, through its legal representative, that:
(a)it is a private limited liability company (société à responsabilité limitée) incorporated under the laws of [_____], with sufficient power and authority to enter into this Agreement and to perform its obligations hereunder;
(b)it has obtained all the internal authorizations necessary to enter into this Agreement and to perform its obligations hereunder;
(c)its representative has sufficient power and authority to enter into this Agreement on its behalf, which powers and authority have not been limited, amended or revoked as of the date hereof;
(d)it is the sole and beneficial owner of an equity interest with a contribution value of MX$[______], which represents the fixed portion of the capital of the Company (such equity interest together with any other equity interests of the Company held by Pledgor B in the future, the “Pledgor B Equity Interest”), representing zero point zero one per cent (0.01%) of the outstanding capital of the Company, as evidenced by a copy of the notation made in the Partners’ Registry Book of the Company, duly certified by the Secretary or an Assistant Secretary of the Company, and attached hereto as Exhibit B;
(e)it has agreed to enter into this Agreement that grants in favor of the Pledgee, acting in its capacity as administrative agent for the benefit of the Secured Parties, a first priority security interest (prenda) as provided herein, upon the Pledgor B Equity Interest and any corporate and economic rights therein represented, so that the Pledgor B Equity Interest pledged pursuant to the terms hereof along with the Pledgor A Equity Interests, collectively represent one hundred per cent (100%) of the aggregate outstanding equity interests of the Company, pursuant to the provisions of Section III of article 334 of the Negotiable Instruments Law, to secure the due and punctual payment and performance in full of the Secured Obligations;

(f)the Pledgor B Equity Interest and the corporate and economic rights therein represented, are free and clear of any lien, option or any other encumbrance, or any third party right, of any nature whatsoever, including preemptive rights or rights of first refusal (except for the pledge created pursuant to this Agreement and for the statutory rights of the Company's partners), and the Pledgor B Equity Interest has been validly issued and is fully paid;
(g)this Agreement and the security interest created hereunder, are legal, valid and binding obligations of Pledgor B, enforceable against it in accordance with their terms, and constitute a first priority pledge in favor of the Pledgee, acting in its capacity as administrative agent for the benefit of the Secured Parties, validly created in respect of the Pledgor B Equity Interest, except as it may be limited by insolvency, bankruptcy, liquidation, reorganization or any similar legislation affecting the rights of creditors generally;
(h)it does not require the consent or authorization of any third party individual or entity or any governmental authority, to enter into this Agreement and to perform its obligations hereunder;
(i)the execution and performance of this Agreement does not contravene any legal, administrative or contractual obligation, applicable or enforceable against Pledgor B, or the bylaws and/or constitutive documents of Pledgor B;
(j)it is solvent and it has not initiated, nor does it have knowledge of the initiation of any insolvency, bankruptcy, liquidation, reorganization or any similar proceeding against it;
(k)it has no intention to initiate any proceedings, nor have any proceedings been initiated or, to its knowledge, are threatened, before any court of law, governmental authority or tribunal, of any nature (whether Mexican or not), which could have a material adverse effect on the financial condition, business or assets of Pledgor B or the Company, or which in any way may materially and adversely affect any of Pledgor B’s rights over the Pledgor B Equity Interest pledged hereunder or the validity or enforceability of this Agreement;
(l)it is in full compliance with all of its material obligations related to or arising from the Pledgor B Equity Interest, including without limitation, tax related obligations, and
(m)by the execution of this Agreement Pledgor B expressly recognizes the existence of the Secured Parties and the Pledgee.
III.The Pledgee, through its legal representative, hereby represents and warrants that:
(a)it is a national association duly incorporated under the laws of the United States of America, with sufficient power and authority to enter into this Agreement and to perform its obligations hereunder, and
(b)its attorney-in-fact has sufficient power and authority to enter into this Agreement, which power and authority have not been limited, amended or revoked as of the date hereof.
IV.The Company, through its legal representative, hereby represents and warrants that:
(a)it is a limited liability company (sociedad de responsabilidad limitada de capital variable), duly incorporated under the laws of the United Mexican States (“Mexico”), with sufficient power and authority to enter into this Agreement and to perform its obligations hereunder, as evidenced in public deed No. [_______] dated [______], granted before [______] notary public No [___] of the State of Nuevo Leon, Mexico, which first notarial instrument is in the process of being registered in the Public Registry of Commerce of Mexico, Federal District;
(b)it has obtained all the necessary internal authorizations to enter into this Agreement and to perform its obligations hereunder, including those authorizations referred to in the Partners’ Meeting Minutes dated [_________], a certified copy of which is attached hereto as Exhibit C;
(c)its representative has sufficient power and authority to enter into this Agreement on its behalf, which power and authority have not been limited, amended or revoked as of the date hereof;
(d)based upon the Partners’ Registry Book, the Pledged Equity Interests (as such term is herein defined) constitute the aggregate outstanding equity interests of the Company and the Pledged Equity Interests are free and clear of any lien, option or any other encumbrance, or any third party right, of any nature whatsoever, including preemptive rights or rights of first refusal (except for the pledge created pursuant to this Agreement and for the statutory rights of the Company's partners), and the Pledged Equity Interests have been validly issued and are fully paid;
(e)neither party has any right to acquire, nor has the Company agreed to issue to any third party, any equity interest of the Company;
(f)this Agreement is a valid and binding obligation of the Company, enforceable against it pursuant to its terms, except as it may be limited by insolvency, bankruptcy, liquidation, reorganization, concurso mercantil, quiebra or any similar legislation generally affecting the rights of creditors;
(g)it does not require the consent or authorization of any third party individual or entity or any governmental authority, to enter into this Agreement and to perform its obligations hereunder;
(h)the execution and performance of this Agreement does not contravene any legal, administrative or contractual obligation, applicable or enforceable against the Company, or the bylaws or constitutive documents of the Company;
(i)it is solvent and it has not initiated, nor has knowledge of the initiation of any insolvency, bankruptcy, liquidation, reorganization, concurso mercantil, quiebra or any similar proceeding against it;
(j)it has no intention to initiate any proceedings, nor have any proceedings been initiated or, to its knowledge, are threatened, before any court of law, governmental authority or tribunal, of any nature (whether Mexican or not), which could have a material and adverse effect on the financial condition, business or assets of the Company, or which in any other way may materially and adversely affect any of Pledgor A’s or Pledgor B’s rights over the Pledged Equity Interests pledged hereunder or the validity or enforceability of this Agreement, and
(k)by the execution of this Agreement, the Company expressly recognizes the existence of the Secured Parties and the Pledgee, and the Pledgee’s legal capacity to act on behalf and for the benefit of the Secured Parties in this Agreement, and the legal capacity and authority of the Pledgee’s representative to execute this Agreement, in the name and on behalf of the Pledgee.
HAVING STATED THE foregoing, the parties hereto agree to the following:

CLAUSES

FIRST.     Defined Terms; Interpretation. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meaning ascribed to them in the Credit Agreement, as the same may be amended from time to time, and as the context may require.
(b) In the event of any conflict or inconsistency between the provisions hereof and the provisions of any Loan Document, the provisions of the Loan Documents shall prevail, except for those provisions of this Agreement required by Mexican law for this Agreement to be valid and enforceable pursuant to its terms.
SECOND. Creation of the Pledge. (a) Each Pledgor, as applicable, hereby creates a pledge pursuant to article 334, section III, of the Negotiable Instruments Law upon the Pledgor A Equity Interests, the Pledgor B Equity Interest and any and all rights arising therefrom and all proceeds thereof (collectively, the “Pledged Equity Interests”), in favor the Pledgee, acting in its capacity as administrative agent for the benefit of the Secured Parties, to secure, as a first priority lien, (i) the full and timely performance and payment of any and all the European Obligations (as defined in the Credit Agreement) of the Borrowers under the Loan Documents (as defined in the Credit Agreement), (ii) the full and timely performance of any and all the obligations of each Pledgor under this Agreement, and (iii) the payment of all fees, costs and expenses paid or incurred by the Pledgee, in connection with the execution by the Pledgee of, or the exercise of rights by the Pledgee under, this Agreement (jointly, (i), (ii) and (iii), the “Secured Obligations”). Subject to the Credit Agreement, while any Secured Obligation shall remain unsatisfied the total percentage of the Pledged Equity Interests hereunder shall not be reduced notwithstanding the partial payment or performance by the Pledgors of the Secured Obligations.
(b) For purposes of perfecting the pledge and security interest over the Pledged Equity Interests created hereunder, the Pledgors, simultaneously to the execution of this Agreement, deliver to the Pledgee, (i) the original non-negotiable certificates representing the Pledged Equity Interests with a notation evidencing that the Pledged Equity Interests have been pledged in favor of the Pledgee, acting in its capacity as administrative agent for the benefit of the Secured Parties; (ii) a certificate of the Secretary or an Assistant Secretary of the Company, together with a copy of the notation made in the Partners’ Registry Book of the Company, evidencing that the Pledged Equity Interests have been pledged in favor the Pledgee, acting in its capacity as administrative agent for the benefit of the Secured Parties, pursuant to the terms of this Agreement; and (iii) a certified copy of the notarial instrument (testimonio) containing the Company’s bylaws (and any amendments thereto).
(c) The Pledgors shall deliver to the Pledgee within five (5) Business Days immediately following the date hereof, a copy certified by a notary public of the book notation referred to in (b)(ii) above.
(d) The Pledgors and the Pledgee hereby agree that the execution and delivery of this Agreement constitutes acknowledgment of receipt by the Pledgee of the non-negotiable certificates representing the Pledged Equity Interests and the book notation referred to in paragraph (b)(ii) above, as set forth in article 337 of the Negotiable Instruments Law.
(e) For purposes of this Agreement, the term “Business Day” shall mean any day, other than Saturday, Sunday or a day in which Mexican banks are not authorized to open or are required to close in Mexico City, Mexico.

THIRD. Economic and Corporate Rights. (a) Each of the parties hereto hereby agrees that each Pledgor shall have the right to exercise any and all corporate rights (including voting rights) and economic rights that arise from the Pledged Equity Interests, except if an Event of Default or Default (as defined in the Credit Agreement) shall have occurred and be continuing unremedied in the terms set forth in Article VII of the Credit Agreement, in which case the Pledgors hereby agree that, from the date on which the Pledgors and the Company are notified in writing by the Pledgee in respect of the occurrence and continuation of an Event of Default, the corporate and economic rights pertaining to the Pledged Equity Interests, shall be exercised by the Pledgee.
(b) Each of the parties hereto hereby agrees that upon the occurrence and continuation of an Event of Default, the Pledgee shall have the right to vote the Pledged Equity Interests as it deems convenient and appropriate, and that in such event, the Pledgee shall have no obligation and incur no responsibility to the Pledgors or the Company, in connection with the exercise of such rights. The right of the Pledgee to exercise the voting and economic rights contemplated herein shall not be affected by the commencement of the enforcement proceedings set forth in Clause Eighth below.
(c) Each Pledgor by executing this Agreement, expressly authorizes the Pledgee, upon the occurrence of an Event of Default, to take possession of the Pledged Equity Interests (and any related rights, amounts and assets) pledged by such Pledgors to the Pledgee pursuant to this Agreement.
FOURTH. Distributions. (a) Subject to the provisions set forth in paragraph (b) below, if the Company redeems or reimburses, at any time, any of the Pledged Equity Interests, or pays a dividend or distribution in respect of such Pledged Equity Interests (whether in cash or in kind or by increasing the value of the Pledged Equity Interests), (i) the increase in the value of the Pledged Equity Interests or the additional equity interests arising therefrom shall be pledged or deemed to be pledged, as applicable, pursuant to this Agreement, and for purposes of this Agreement, such additional equity interests or increase of value of the Pledged Equity Interests shall be considered as “Pledged Equity Interests”, and (ii) with respect to any payments in cash resulting from such redemption, reimbursement or dividend payment, each of the Pledgors and the Pledgee hereby agree that, if an Event of Default shall have occurred and be continuing, such cash shall remain pledged in accordance with article 336 of the Negotiable Instruments Law (with no transfer of title to such cash), and if no Event of Default shall have occurred, such cash shall be released to the Pledgors. If any such additional equity interest or cash were received by any of the Pledgors, and such additional equity interests and cash is to remain pledged hereunder, each of the Pledgors agrees to immediately (1) in respect of cash, deliver it to the Pledgee to create the necessary pledge hereunder (with no transfer of title to such cash), and (2) in respect of the additional equity interests, deliver (i) the original non-negotiable certificates representing such additional equity interests with a notation evidencing that such additional pledged equity interests have been pledged in favor of the Pledgee, acting in its capacity as administrative agent for the benefit of the Secured Parties, and (ii) deliver to the Pledgee a copy of the notation made by the Secretary or authorized officer of the Company in the Partners’ Registry Book of the Company, evidencing that such additional equity interests have been pledged in favor of the Pledgee, acting in its capacity as administrative agent for the benefit of the Secured Parties.
(b) Notwithstanding the terms of the preceding paragraph, if no Event of Default shall have occurred, the Pledgors shall have the right to receive any cash arising from a redemption, reimbursement or dividend, in cash or in kind (other than equity interests), that shall have been approved and paid in respect of the Pledged Equity Interests. Upon written notice sent by the

Pledgee to the Pledgors and the Company, informing the existence of an Event of Default, any cash resulting from a redemption, reimbursement or dividend shall be paid exclusively to the Pledgee to be maintained in pledge (with no transfer of title to such cash).
FIFTH. Term and Release. (a) The pledge created pursuant to this Agreement shall remain in full force and effect until terminated (in whole or in part) under the circumstances specified in clause (i)(i) of Article VIII of the Credit Agreement.
(b) The parties hereby agree that upon termination of this Agreement pursuant to the provisions of this Clause Fifth, paragraph (a), the Pledgee shall execute, at any subsequent time and upon request by the Pledgors, the documents and instruments reasonably requested in writing by the Pledgors, for the total cancellation of the pledge set forth herein, provided that the Pledgors shall be solely responsible for the payment of any costs or expenses, of any nature whatsoever, arising from the cancellation of the pledge created hereunder. Upon such termination in whole having taken place, the Pledgee shall return to the Pledgor the original non-negotiable certificates representing the Pledged Equity Interests that the Pledgor delivered to the Pledgee, the pledge set forth herein will be automatically cancelled, and the Company shall be automatically authorized to record the cancellation of the pledge in the Company's Partners’ Registry Book.
(c) The parties hereby agree that the Pledgee shall have no liability whatsoever as a result of any action taken to release the Pledged Equity Interests, including but not limited to the execution, granting and delivery of any document pursuant to this Clause Fifth.
SIXTH. Novation, Amendment, Etc. The execution of this Agreement and the creation of the pledge set forth herein shall not constitute a novation, amendment, release or payment, or delivery as payment (dación en pago) of any of the Secured Obligations.
SEVENTH. Covenants and Negative Covenants. (a) Until any and all the Secured Obligations shall have been paid in full, the Pledgors hereby agree to:

(1)	take any and all action necessary to maintain any internal or third party authorizations or approvals in effect, for the pledge created pursuant to this Agreement to remain in full force and effect;

(2)
allow the Pledgee, at any time, by means of a written request made at least five (5) Business Days in advance, to inspect the books and registries maintained in connection with the Pledged Equity Interests;

(3)
provide, as a result of a reasonable written request, any information in respect of the Pledged Equity Interests which report shall be delivered by the Pledgors to the Pledgee as soon as possible, but in any event within the five (5) Business Days following the date of such written request;

(4)	immediately inform to the Pledgee as of any circumstances that may materially and adversely affect or is reasonably likely that may materially and adversely affect, the Pledged Equity Interests;

(5)
enter into, execute, deliver and file, promptly, any instruments (including powers-of-attorney) and additional documents, and perform any and all additional action that the Pledgee shall reasonably request, to perfect and protect the pledge created hereunder, and to permit the Pledgee (and the Secured Parties) to exercise its or their rights hereunder, including, if deemed convenient at the Pledgee’s discretion, the notarization of this Agreement before a notary public or commercial notary (corredor público), and the granting and delivery, within a ten (10) Business Day period as of the date hereof, of a special irrevocable power-of-attorney before a notary public in favor of the Pledgee in the specific format that for such purposes is hereby attached to this Agreement as Exhibit D, that authorizes the Pledgee to exercise its rights hereunder in accordance with the terms of Clause Third above;

(6)	abstain from selling, assigning, exchanging or otherwise disposing of the Pledged Equity Interests, except with the prior written consent from the Pledgee;

(7)
abstain from creating or allowing the existence of any lien or limitation of domain with regards to any of the Pledged Equity Interests, except for the pledge created hereunder and for the statutory rights of the Company's partners, and

(8)
unless to the extent permitted in the Loan Documents, abstain from taking any action or omitting to take any action (except with the prior written consent from the Pledgee) which could prejudice the first priority lien and the first priority pledge created hereby upon the Pledged Equity Interests, including but not limited to, mergers, spin-offs, liquidation and diminishing the capital stock of the Company.

(b) Until any and all the Secured Obligations shall have been paid in full, the Company hereby agrees to:

(1)
abstain from making any notations in the Partners’ Registry Book or other registries maintained by the Company evidencing any sales, assignments, exchanges, pledges, transfers, encumbrances or other restrictions or limitations in connection with the Pledged Equity Interests, without the prior written consent of the Pledgee;

(2)
provide, as a result of a reasonable written request, any information in respect of the Pledged Equity Interests which report shall be delivered by the Company to the Pledgee as soon as possible, but in any event within the five (5) Business Days following the date of such written request;

(3)
prior notice given to the Company no less than two (2) Business Days in advance (except during the occurrence of an Event of Default in which case, no prior notice will be required), allow the Pledgee and its designees access, during Business Days, to the books and records of the Company regarding the Pledged Equity Interests for the purposes of inspecting and/or auditing such books and records. Unless an Event of Default has occurred and is continuing, or the Pledgee considers that the Pledged Equity Interests have been or will be adversely affected in any manner, access will only be allowed four times for each calendar year. During such access, the Pledgee and its representatives will be entitled to, and the Pledgee and its representatives may examine the books and records of the Company and make extracts or copies thereof subject to Section 9.12 of the Credit Agreement. The Company shall provide the Pledgee and its representatives such assistance as is reasonably requested for the purposes of this paragraph (3), and

(4)
enter into, execute, deliver and file, promptly, any instruments (including powers-of-attorney, book notations, etc.) and additional documents, and perform any and all additional action that the Pledgee shall reasonably request, to perfect and protect the pledge created hereunder, and to permit the Pledgee (and the Secured Parties) to exercise its or their rights hereunder.

(c) The Pledgors and the Company agree to take any and all necessary action to defend, at their expense, the Pledged Equity Interests, from and against any action, judgment or procedure initiated against it by any third party before any governmental authority, court of law or judge (whether Mexican or not). The Pledgee shall have the right (but not the obligation) to defend the Pledged Equity Interests, in the event the Pledgors and/or the Company fail to conduct the appropriate defense; provided, however, that the Pledgors and the Company shall reimburse the Pledgee any cost and expense (including without limitation reasonable attorneys’ fees and expenses) incurred by Pledgee in connection with such defense and such payment obligation shall constitute a Secured Obligation hereunder until paid in full.
EIGHTH. Enforcement. (a) In the event that any of the Secured Obligations fails to be timely and fully performed in accordance with the terms of the Loan Documents, once the applicable grace period shall have elapsed without the applicable default having been remedied in accordance with the Credit Agreement, the Pledgee, in its capacity as administrative agent for the benefit of the Secured Parties, may enforce the pledge granted hereunder, in accordance with the provisions of the Negotiable Instruments Law, the Commerce Code and applicable law.
(b) Proceeds resulting from the sale of the Pledged Equity Interests or any portion thereof, as a consequence of the enforcement of the Pledgee’s rights hereunder, shall be applied by the Pledgee pursuant to the terms set forth in the Credit Agreement, following the prior payment of all taxes, fees, costs and expenses incurred by the Pledgee, in connection with the sale of the Pledged Equity Interests.
(c) Failure by the Pledgee to exercise its rights hereunder, shall not have the effect, under any circumstance, of a waiver of such rights, nor the individual or partial exercise by the Pledgee of any rights hereunder, shall be understood as excluding the possibility of exercising any other right.
NINTH. Taxes. The Pledgors, on a joint and several basis, agree to pay any and all taxes, interest, fines, surcharges and other accessories imposed by the Mexican tax authorities, that may be payable as a result of the sale of the Pledged Equity Interests by the Pledgee or the Secured Parties pursuant to this Agreement, and to indemnify and hold the Pledgee and the Secured Parties harmless from any taxes (payable as a withholding or in any other manner), interest, fines, surcharges and other accessories that are imposed by the Mexican tax authorities, claimed from the Pledgee or any of the Secured Parties or payable with respect to the transaction contemplated herein or relating to the sale of the Pledged Equity Interests, upon the enforcement of the pledge created hereunder, as well as any and all related fees and expenses arising therefrom.
TENTH. Indemnity. (a) The Pledgors, on a joint and several basis, agree to indemnify, reimburse and hold the Pledgee and the Secured Parties, and their respective successors, assigns and affiliates, directors, officers, employees and agents (hereinafter, each, individually, an “Indemnified Party”) harmless, from any and all liabilities, losses, damages, penalties, costs and expenses (including reasonable attorneys’ fees and expenses) which may be incurred by, payable by or attributable to any Indemnified Party, in any way relating to or arising out of this Agreement (including, without limitation, in connection with any judgment or proceeding or the preparation of a defense thereof), provided that no Indemnified Party shall be indemnified pursuant to this Clause for liabilities, losses, damages, penalties, costs and expenses considered by a final judgment to be caused by the gross negligence or willful misconduct of the applicable Indemnified Party.
(b) Any amounts paid by any Indemnified Party as to which such Indemnified Party has the right to indemnification and reimbursement under this Agreement, shall constitute a Secured Obligation for purposes of this Agreement, secured by the Pledged Equity Interests. The indemnity obligations of the Pledgors set forth in this Clause shall continue in full force and effect notwithstanding the termination of this Agreement or the Credit Agreement or the performance of any and all Secured Obligations.
ELEVENTH. Notices. All notices or other communications relating to this Agreement, shall be made in writing, and shall be delivered or sent to the domiciles and facsimile numbers specified below, to each of the parties hereto. Such notices and communications shall be deemed to have been given when sent, the party confirms its delivery by facsimile or, if the relevant notice or communication was delivered to the applicable domicile, at the time of delivery to any agent of the receiving party.
To the Pledgors in the English language at:

PLEDGOR A
Address:

Attention:
Fax number:

And:

PLEDGOR B
Address:

Attention:
Fax number:

With a copy to:

CONSTELLATION BRANDS, INC.
Address:	207 High Point Drive,
Bldg. 100
Victor, New York 14564
USA
Attention:	General Counsel
Fax Number:	585-678-7119

And:

CONSTELLATION BRANDS, INC.
Address:	207 High Point Drive,
Bldg. 100
Victor, New York 14564
USA
Attention:	Treasurer
Fax Number:	585-678-7108
And:

NIXON PEABODY LLP
Address:	100 Summer Street
Boston, Massachusetts 02110
USA
Attention:	Craig D. Mills, Esq.
Fax Number:	866 947-1553
or to such other address or addresses as the Pledgors may from time to time notify to the Pledgee and the Company for such purpose in writing;

To the Pledgee in the English language at:

Address:

Mail Code:
Attention:
Fax number:

And:

Address:

Mail Code:
Attention:
Fax number:

With a copy to:

Address:

Attention:
Fax number:

or to such other address or addresses as the Pledgee may from time to time notify to the Pledgors and the Company for such purpose in writing;

To the Company:

SUBSIDIARY
Address:

Attention:
Fax number:

With a copy to:

CONSTELLATION BRANDS, INC.
Address:	207 High Point Drive,
Bldg 100
Victor, New York 14564
USA
Attention:	General Counsel
Fax Number:	585-678-7119

or to such other address or addresses as the Company may from time to time notify to the Pledgee and the Pledgors for such purpose in writing.

TWELFTH. Assignment. The rights and obligations arising from this Agreement may not be assigned or in any other manner transferred, without the prior written consent of the other parties to this Agreement, except that the Pledgee and the Secured Parties may assign their respective rights hereunder pursuant to the terms set forth in, and as agreed to under, the Credit Agreement (including their rights arising from this Agreement).
THIRTEENTH. Exhibits. All exhibits attached hereto are part of this Agreement as if they were inserted herein.
FOURTEENTH. Translations. To the extent necessary at the sole discretion of the Pledgee, the Pledgors and the Company hereby agree to translate into Spanish this Agreement and its exhibits (or any amendment thereof), at its own expense. The Pledgor and the Company shall deliver to the Pledgee within ten (10) Business Days immediately following the request made in accordance with this Clause, the corresponding translation in terms satisfactory to the Pledgee and sealed by a court-approved translator duly authorized by the Tribunal Superior de Justicia del Distrito Federal.
FIFTEENTH. Unconditional Rights; Waiver. All rights of the Pledgee hereunder, the granting of the lien and the creation of the security interest (prenda) on the Pledged Equity Interests and all obligations of the Pledgors hereunder shall be absolute and unconditional irrespective of any perfection, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Secured Obligations. Subject to the Credit Agreement, each of the Pledgors hereby waives any present or future right it may have to demand the total or partial release of the security interest (prenda) created hereby or of any other collateral that such Pledgor or any other party may have created, acquired or designated to secure the Secured Obligations prior to the repayment in full thereof.

SIXTEENTH. Severability. Any provision of this Agreement that is annulled or otherwise rendered unenforceable in any jurisdiction, will not be valid or enforceable in accordance with such resolution in such jurisdiction but will in no manner annul the remaining provisions of this Agreement, and such annulment or unenforceability will not affect the validity or enforceability of such provision in any other jurisdiction.
SEVENTEENTH. Waivers; Amendments. (a) No delay on the part of the Pledgee in exercising any of its rights, remedies, powers or privileges hereunder nor any partial or single exercise thereof, will constitute a waiver thereof. The giving of notice to or the filing of a claim against the Pledgors will not constitute a waiver of any rights of the Pledgee in regards to any other or further action in regards to which no notice is made or no claim is filed, as long as such an action is permitted to the Pledgee.
(b) Any amendment or supplement to the terms set forth in this Agreement shall be entered into in writing and duly signed by each of the parties hereto.
EIGHTEENTH. Costs and Expenses. (a) The Pledgors, on a joint and several basis shall pay all fees, costs, expenses, taxes, duties and charges arising from the preparation, negotiation and execution of this Agreement. Additionally, the Pledgors, on a joint and several basis shall pay to the Pledgee, all of the Pledgee’s legal advisors’ fees, incurred in connection with any amendment to this Agreement, as well as any fee, cost and expense related to or arising from the enforcement of the pledge created pursuant to this Agreement.
(b) The Pledgors shall, within sixty (60) days of written demand, reimburse to the Pledgee the amount of all costs and expenses (including reasonable legal fees and expenses) incurred by the Pledgee in the terms hereof. Any amounts payable to the Pledgee hereunder shall constitute Secured Obligations secured by the Pledged Equity Interests.
NINETEENTH. Novation of the Secured Obligations. The parties hereto acknowledge that in the event the Secured Obligations are novated, and pursuant to the provisions of article 2220 of the Federal Civil Code, the first priority lien granted in favor of the Pledgee and the first priority pledge created upon the Pledged Equity Interests shall remain in full force and effect regardless of such novation, and any new obligations of the Borrowers resulting from such novation will constitute Secured Obligations for all purposes hereunder.
TWENTIETH. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but such counterparts together shall constitute one single and the same instrument.
TWENTY FIRST. Governing Law and Jurisdiction. (a) This Agreement shall be governed by and construed in accordance with the laws of Mexico.
(b) For the interpretation, performance and enforcement of this Agreement, each of the parties hereto, hereby irrevocably submits to the jurisdiction of the competent federal courts sitting in Mexico City, Federal District, Mexico, and expressly waives any other jurisdiction to which it may be entitled now or hereafter, by reason of its present or future domicile or otherwise.
[INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties herein have caused this Agreement to be executed in four (4) copies, on the date first written above, in the places set forth below.

THE PLEDGORS

PLEDGOR A

By:
Name:
Position:
Place:

PLEDGOR B

By:
Name:
Position:
Place:

THE PLEDGEE

PLEDGEE

By:
Name:
Position:
Place:

THE COMPANY

SUBSIDIARY

By:
Name:
Position:
Place:

Exhibit A
Credit Agreement

Exhibit B
Copy of notations in Partners’ Registry Book of the Company

Exhibit C
Certified Copy of the Company’s Partners Meeting Minutes

Exhibit D
Form of Irrevocable Power-of-Attorney